Lynn B. Fuller Chairman and CEO Trading Symbol HTLF | www.htlf.com Acquisition of Signature Bancshares, Inc. CREATING A TWIN CITIES PREMIER BUSINESS AND PRIVATE BANK November 13, 2017

2 Cautionary Note Regarding Forward-Looking Statements The following presentation relates to the proposed acquisition (the “Acquisition”) of Signature Bancshares, Inc. (“Signature”) by Heartland Financial USA, Inc. (“Heartland”). Certain statements contained in this presentation are not statements of historical fact and are forward-looking statements. These forward-looking statements, which are based on certain assump- tions and describe Heartland’s future plans, strategies and expectations, can generally be identified by the use of the words “may”, “would”, “could”, “will”, “expect”, “anticipate”, “project”, “believe”, “intend”, “plan” and “estimate”, as well as similar expressions. These forward-looking statements include statements related to our projected growth, the Acquisition, including statements related to the expected timing, completion and other effects our Acquisition, our anticipated future financial performance, and management’s long-term performance goals, as well as statements relating to the anticipated effects on results of operations and financial condition from expected developments or events, or business and growth strategies, including projections of future amortization and accretion, the impact of the expiration of loss share agreements, and anticipated internal growth. These forward-looking statements involve significant risks and uncertainties that could cause our actual results to differ materially from those in such statements. Potential risks and uncertainties include the following: > the inability to obtain the requisite regulatory and shareholder approvals for the Acquisition and the inability to meet other closing terms and conditions; > the reaction to the Acquisition by all of Heartland’s customers, employees and counter-parties, or difficulties related to the transition of services required by the Acquisition; > general economic conditions (both generally and in our markets) may be less favorable than expected, which could result in, among other things, a continued deterioration in credit quality, a further reduction in demand for credit and a further decline in real estate values; > our ability to raise additional capital may be impaired if market disruption and volatility occurs; > costs or difficulties related to the integration of Signature Bank (Signature’s wholly owned subsidiary bank) or other banks we may acquire may be greater than expected; > restrictions or conditions imposed by our regulators on our operations may make it more difficult for us to achieve our goals; > legislative or regulatory changes, including changes in accounting standards and compliance requirements, may adversely affect us; > competitive pressures among depository and other financial institutions may increase significantly; > changes in the interest rate environment may reduce margins or the volumes or values of the loans we make or acquire; > other financial institutions have greater financial resources and may be able to develop or acquire products that enable them to compete more successfully than we can; > our ability to attract and retain key personnel can be affected by the increased competition for experience employees in the banking industry; > adverse changes may occur in the bond and equity markets; > war or terrorist activities may cause deterioration in the economy or cause instability in credit markets; > economic, governmental or other factors may prevent the projected residential and commercial growth in the markets in which we operate; and > we will or may continue to face the risk factors discussed from time to time in the periodic reports we file with the Securities Exchange Commission ( the “SEC”) For these forward-looking statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You should not place undue reliance on the forward-looking statements, which speak only as of the date of this presentation. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to herein. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. See Item 1A, Risk Factors, in our Annual Report on form 10-K for the year ended December 31, 2016, for a description of some of the important risks of investing in Heartland common stock.

3 Additional Information about the Acquisition and Where to Find it In connection with the proposed Acquisition, Heartland will file a registration statement on Form S-4 with the SEC to register shares of Heartland common stock that will be issued to Signature shareholders in connection with the Acquisition. The registration statement will include a proxy statement of Signature and a prospectus of Heartland as well as other relevant documents concerning the proposed Acquisition. The registration statement and the proxy statement/prospectus to be filed with the SEC relating to the proposed Acquisition will contain important information about Heartland, Signature, the proposed Acquisition and related matters. WE URGE HOLDERS OF COMMON STOCK AND STOCK OPTIONS TO READ THE REGISTRATION STATEMENT AND PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE (AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE ACQUISITION OR INCORPORATED BY REFERENCE INTO THE REGISTRATION STATEMENT AND PROXY STATEMENT/PROSPECTUS), BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. Holders of Signature com- mon stock and stock options may also obtain free copies of these documents and other documents filed with the SEC, at the SEC’s website at https://www.sec.gov. Security holders may also obtain free copies of the documents filed with the SEC by Heartland at its website at https://www.htlf.com (which website is not incorporated herein by reference) or by contacting Bryan R. McKeag by telephone at 563-589-1994. Security holders may also obtain free copies of the information relating to Signature at its website at www.signaturebankonline.com (which website is not incorporated herein by reference) or by contacting Amy Reding by telephone at (952) 936.7800. Signature and its respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Signature in connection with the proposed Acquisition. Information regarding these persons who may, under the rules of the SEC, be considered participants in the solicitation of shareholder votes in connection with the proposed Acqui- sition will be provided in the proxy statement/prospectus described above when it is filed with SEC.

4 Heartland Acquires Signature to Power Growth in Vibrant Twin Cities Market » Combination of Minnesota Bank & Trust, Heartland’s Minnesota bank subsidiary, (“MBT”), and Signature Bank creates a $600 million franchise » The merged operation will adopt the Minnesota Bank & Trust brand » Triples Heartland’s assets in The Twin Cities creating a strong business focused bank in one of the country’s fastest growing markets » MBT will operate two business banking centers located in Edina and Minnetonka » High quality acquisition with an attractive deposit mix of 29% non-interest bearing and 83% non-time deposits » Heartland is partnering with Signature and its Co-founders, Ken Brooks and Leif Syverson to continue their long banking history in the Twin Cities • Signature President and Co-founder, Kenneth Brooks will lead the new bank ‘s combined management team • Signature Co-founder Leif Syverson will head Commercial Banking for the merged institution • Signature shares a similar culture with Heartland ‘s community bank model of exceptional value added service » Financially attractive to Heartland: • Expected to be immediately accretive to EPS in 2018 and ~3% accretive to EPS in 2019 • Tangible book value earn-back in ~3.7 years • Internal Rate of Return well in excess of 15% » Projected to close in Q1 2018 when Heartland will cross $10 billion in total assets » Low execution risk

Transaction Structure

STRUCTURE / CONSIDERATION	• Each outstanding share of Signature common stock exchanged for 0.061 shares of Heartland common stock and $0.335 in cash, subject to adjustment • A total of approximately 922,100 shares of Heartland common stock and $5.1 million in cash, a 90%/10% common stock and cash mix • Signature option holders will receive approximately $4.8 million in cash or stock, at election of option holder • Double trigger walk-away provision versus KBW Regional Bank Index ("KRX") • Signature will be merged into Heartland, and Signature Bank will be merged into MBT • Surviving bank will operate under the Minnesota Bank & Trust brand name
PRICING MULTIPLES[1]	• Aggregate Deal Value: ~ $53.4 million[2] • Price/ Tangible Book value Per Share: ~ 1.82x • Aggregate Deal Value/Tangible Book Value: ~ 2.00 x • Aggregate Deal Value/LTM Earnings: ~ 16.1x [3] • Core Deposit Premium: ~ 9.3%
MANAGEMENT	• Ken Brooks, President and CEO of Signature Bank immediately named CEO of the surviving bank • Leif Syverson, commercial banking leader at Signature Bank named EVP, Commercial Banking at MBT
APPROVALS/ TIMING	• Anticipated closing in Q1 2018 / systems conversion in Q2 2018 • Closing subject to customary regulatory approvals and approval by Signature shareholders

(1) Based on HTLF's closing price of $47.30 on November 10, 2017 and financials for Signature as of 09/30/17
(2) This amount includes payments to Signature stockholders and option holders but excludes the redemption of approximately $10.5 million in notes and subordinated debentures
(3) The reported earnings of Signature Bancshares, a Chapter S corporation, have been tax effected at 40% for this calculation

Heartland FINANCIAL USA, INC.

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6 Partnering with Signature: Great People Deliver Great Results Heartland will continue Ken Brooks’s and Leif Syverson’s dedication to exceptional client service and community leadership as we share the same philosophies and values. • Co-founders Ken Brooks and Leif Syverson bring over 30 years of Minnesota-based banking expertise • Aligned values of integrity, fairness and service that exceeds client’s expectations • Signature Bank was recognized five years in a row by the Minneapolis-St. Paul Business Journal as one of the “Best Places to Work”. • Heartland shares with Signature a strong commitment to expanding in rapidly growing markets such as the Twin Cities metropolitan area. • Both Heartland and Signature have each demonstrated this dedication to profitable growth through a 5-year compound growth of assets of 16% • The partnership with Signature is a major step toward an expanding platform in the Twin Cities metro market similar in size to Heartland’s other key markets Best Place to Work Winner in the Minneapolis St-Paul Business Journal “Best Places to Work” for five years.

Signature Bank Consistent High Growth and Strong Franchise

Financial Highlights (Signature Bank Level [1])

At or for 12 months ended December 31	2013	2014	2015	2016	09/30/17	CAGR 2013 -2016
Total Assets ($M)	240,633	296,066	369,425	376,818	389,842	16%
Total Loans and Leases	194,715	238,984	273,071	308,057	329,813	17%
Total Deposits	216,956	267,314	337,219	338,735	339,382	16%
Tangible Common Equity	21,765	23,539	28,195	33,711	36,707	16%
ROAA (%) [2]	1.32	1.48	1.52	1.60	1.59	
ROAE (%) [2]	14.29	17.40	17.62	17.72	16.58	
Net Interest Margin (%)	4.22	4.17	4.28	4.27	4.17	
Efficiency Ratio (FTE) (%)	63.88	61.92	63.86	60.02	60.38	
Tier 1 Risk-based Ratio (%)	11.01	9.66	9.69	10.60	10.91	
NPAs/Assets	3.75	2.48	1.58	1.13	1.13	
Net Charge-offs/Avg Loans	0.31	0.44	0.25	0.09	0.21	
Loan Loss Reserves/ Gross Loans	1.85	1.34	1.11	1.20	1.14	

Signature Bank

- A Business and Private Bank with $390 Million in assets
- 29% Non Interest Bearing and 83% Non Time Deposits with an overall cost of funds of 0.57%
- Superior management team with three decades of success in the Twin Cities Metro Market
  - 17% annual loan growth since 2013
  - 16% annual deposit growth since 2013

Signature Bank Loan Composition [1 3]



Consumer 3%
Other 8%
1-4 Family 22%
OO CRE 14%
Non OO CRE 13%
C&D 2%
Multi-Family 2%
C&I 36%

Loan Composition ($000s)	
C&I	$ 118,878
Consumer	10,175
Other	25,485
1-4 Family	71,972
OO CRE	44,593
Non OO CRE	41,430
Multi-Family	8,765
C&D	8,515
Total	$ 329,813
Yield on Loans	5.35%

Signature Bank Deposit Composition [1 3]



Retail Time 14%
Jumbo Time 3%
Int-DDA, MM, Sav. 54%
Non-Int. Bearing 29%

Deposit Composition ($000s)	
Non-Int Bearing	$ 96,922
Int-DDA, MM, Sav.	185,577
Retail Time	46,952
Jumbo Time	9,931
Total	$ 339,382
Cost of Funds	0.57%

[1] Source : SNL and FDIC Call Report
[2] Signature is a Chapter S Corporation and ROA and ROE do not reflect taxes
[3] As of most recent quarter dated 9/30/17

Heartland FINANCIAL USA, INC.

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8 Two Banks will Create a Premier Business and Private Bank in the Twin Cities, one of the Best Growth Markets Minnesota/ Twin Cities Market Demographics1 1Source: SNL Financial • The Twin Cities location makes it the hub of the Upper Midwest economy. It represents 60% of Minnesota’s population and is home to most of the state’s 18 Fortune 500 companies • Minnesota ranked 3rd among “Best States” for opportunities for citizens in 2017 according to U.S. New & World report • Minneapolis-St. Paul was ranked as the 13th best place for business by Forbes in 2017 • The Twin Cities were ranked as the 2nd best city for young professionals and 5th best city for Millennials in 2017 (Source Smart Asset/ Wallet Hub) • Minneapolis-St Paul-Bloomington MSA enjoyed one of the lowest rates of unemployment in the US at 3.4% in August 2017 (US Bureau of Labor statistics) (Footprint) HTLF Twin Cities MSA U.S. Projected Population 3.29% 7.45% 5.76% Growth 2018-2023 2018 Household Income $61,096 $76,791 $61,045 Projected Household 8.27% 9.74% 8.86% Income Growth 2018-2023 U.S. Branches: Current Ownership (1) Branch Map Signature Bank Source: S&P Global Market Intelligence | Page 1 of 1 Minnesota Bank & Trust Signature Bank

Pro Forma Impact

Heartland Estimated Pro Forma Summary Financial Information:
(Dollars in billions except per share data)

PRO FORMA BALANCE SHEET[1]	• Total Assets	$10.4B
	• Total Gross Loans	$6.7B
	• Total Deposits	$8.7B
PRO FORMA PER SHARE ACCRETION/(DILUTION)	• TBV/Share	~ (2)%
	• TBV Earnback[2] (Crossover Method)	~ 3.7 yrs
	• 2018 EPS (Incl. merger expenses)	~ 1%
	• 2019 EPS	~ 3%
PRO FORMA CAPITAL RATIOS[1]	• TCE/TA Ratio	~ 7.6%
	• Leverage Ratio	~ 9.2%
	• Total RBC Ratio	~ 13.3%

[1] Pro Forma Balance Sheet and Capital Ratios as of anticipated closing date of 03/31/18

[2] Crossover method defined as the number of years for projected pro forma TBV per share to exceed projected stand-alone TBV per share

Heartland FINANCIAL USA, INC.

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10 Transaction Analysis • Comprehensive due diligence process • In-depth review of credit files, underwriting methodology and policy • Approximately 60% of total loans reviewed and 100% of NPAs • Detailed review of expenses on a line item basis • Estimated 2.25% credit mark of $7.4 million • Loan rate mark of 0.25% or $0.8 million accreted over 3.0 years • Projected 25% cost savings, 100% phased-in by year-end 2018 • Pretax, one-time buyer and seller combined merger charges estimated at $4.1 million • Core deposit intangibles of 1.50% amortized over 10 years using sum of years digits • 10% mark down on OREO • No revenue enhancements modeled • Heartland will maintain assets of under $10 billion through year-end 2017 • Heartland anticipates Durbin amendment to be effective July 2019-Annualized impact ~ $ 5 million pretax • Heartland has been investing for several years in people, systems and processes to meet the requirements of crossing the $10 Billion mark • Heartland anticipates delivery of first Dodd-Frank Test by 2020

11 An Expanding Franchise—Heartland Financial USA, Inc. 10 Independent Bank Charters 117 Offices 88 Communities Citizens Finance offices are in Iowa, Illinois and Wisconsin Mortgage Loan Offices are within the bank footprint

12 A Compelling Opportunity for Heartland and its Stockholders » Market expansion in high growth Twin Cities market » Triples Heartland’s assets in Minnesota » High quality acquisition with an attractive deposit mix and low-cost core funding » Retention of local management, board representation and relationship management talent to join our existing Twin Cities team » Strategically attractive with compelling financial metrics » Low execution risk » When completed, the Acquisition will be Heartland’s thirteenth acquisition since 2012; Heartland has a history of successful merger execution and integration » Transaction enhances Heartland’s long-term stockholder value

13 Contact Information BRUCE K. LEE President PHONE: (563) 587-4176 FAX: (563) 589-2011 TOLL-FREE: (888) 739-2100 blee@htlf.com www.htlf.com 1398 CENTRAL AVENUE P.O. BOX 778 DUBUQUE, IA 52004-0778 LYNN B. FULLER Chairman PHONE: (563) 589-2105 FAX: (563) 589-2011 TOLL-FREE: (888) 739-2100 lfuller@htlf.com www.htlf.com 1398 CENTRAL AVENUE P.O. BOX 778 DUBUQUE, IA 52004-0778 BRYAN R. McKEAG Executive Vice President Chief Financial Officer PHONE: (563) 589-1994 CELL: (920) 284-0732 FAX: (563) 589-1951 TOLL-FREE: (888) 739-2100 bmckeag@htlf.com www.htlf.com 1398 CENTRAL AVENUE DUBUQUE, IA 52001